                                                                    Exhibit 99.1

CASE NAME: NTELOS Inc. et al.                                      ACCRUAL BASIS
CASE NUMBER: 03-32094-DOT
JUDGE:

                         UNITED STATES BANKRUPTCY COURT



                          Eastern District of Virginia

                     _______________ DIVISION_______________

                            MONTHLY OPERATING REPORT

                           MONTH ENDING: May 31, 2003

 IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING
     REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-6) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE /1/. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY) IS
          BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE


RESPONSIBLE  PARTY:

/s/ Michael B. Moneymaker                               Senior VP & Chief Financial Officer
----------------------------------------------       -----------------------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                              TITLE

Michael B. Moneymaker                                             June 24, 2003
----------------------------------------------       -----------------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                                     DATE



PREPARER:

______________________________________________       _________________________________________
ORIGINAL SIGNATURE OF PREPARER                                       TITLE

______________________________________________       _________________________________________
PRINTED NAME OF PREPARER                                              DATE

                               Chapter 11 Filings
                               Ntelos Inc., et al

Note that the attached monthly operating report for NTELOS Inc. and its Subsidiaries is on a consolidated basis. These Subsidiaries are indicated below along with the corresponding case numbers.

           Case No.                         Debtor
         ------------    ------------------------------------------

     1     03-32115      Botetourt Leasing, Inc.
     2     03-32111      NA Communications, Inc.
     3     03-32105      NTELOS Cable Inc.
     4     03-32099      NTELOS Cable of Virginia Inc.
     5     03-32100      NTELOS Communications Services Inc.
     6     03-32107      NTELOS Cornerstone Inc.
     7     03-32094      NTELOS Inc.
     8     03-32104      NTELOS Licenses Inc.
     9     03-32101      NTELOS NetAccess Inc.
    10     03-32103      NTELOS Network Inc.
    11     03-32097      NTELOS of Kentucky Inc.
    12     03-32096      NTELOS of Maryland Inc.
    13     03-32108      NTELOS PCS Inc.
    14     03-32098      NTELOS PCS North Inc.
    15     03-32102      NTELOS Telephone Inc.
    16     03-32095      NTELOS Wireless Inc.
    17     03-32119      R&B Cable, Inc.
    18     03-32106      R&B Communications, Inc.
    19     03-32114      R&B Network, Inc.
    20     03-32093      Richmond 20MHz, LLC
    21     03-32112      Roanoke & Botetourt Telephone Company
    22     03-32121      The Beeper Company
    23     03-32123      Virginia PCS Alliance, L.C.
    24     03-32109      Virginia RSA 6 Cellular Limited Partnership
    25     03-32131      Virginia Telecommunications Partnership
    26     03-32127      West Virginia PCS Alliance, L.C.

NTELOS Inc. (Debtor-In-Possession)
Condensed Consolidated Comparative Balance Sheets/1/
(Amounts in thousands)

                                                  March 3, 2003    March 31, 2003     April 30, 2003     May 31, 2003
                                                  -------------    --------------     --------------     ------------
ASSETS

CURRENT ASSETS
  Cash and cash equivalents                         $  17,215         $  24,839         $  26,487          $  30,024
  Accounts receivable                                  33,275            33,013            34,059             32,925
  Inventories and supplies                              2,161             2,039             1,858              2,050
  Other receivables and deposits                        4,928             3,049             3,079              3,043
  Prepaid expenses and other                            4,446             6,405             6,502              5,687
                                                    ---------         ---------         ---------          ---------
                                                       62,025            69,345            71,985             73,729
                                                    ---------         ---------         ---------          ---------
SECURITIES AND INVESTMENTS
  Restricted investments                                7,829             7,829             7,829              7,829
  Other securities and investments                        519               533               533                529
                                                    ---------         ---------         ---------          ---------
                                                        8,348             8,362             8,362              8,358
                                                    ---------         ---------         ---------          ---------

PROPERTY AND EQUIPMENT
  In service                                          563,009           566,643           568,650            560,584
  Under construction                                   17,201            16,828            17,072             15,999
                                                    ---------         ---------         ---------          ---------
                                                      580,210           583,471           585,722            576,583

  Less: Accumulated depreciation                      149,142           153,315           156,305            156,959
                                                    ---------         ---------         ---------          ---------
                                                      431,068           430,156           429,417            419,624
                                                    ---------         ---------         ---------          ---------

OTHER ASSETS
  Goodwill                                             86,016            86,016            86,016             86,016
  Other intangible assets                               1,810             1,793             1,775              1,432
  Radio spectrum licenses in service                  107,234           107,234           107,234            107,234
  Other radio spectrum licenses                         2,485             2,441             2,398              2,354
  Radio spectrum licenses not in service                7,112             7,107             7,107              7,107
  Deferred charges                                     18,925             4,917             4,816              4,782
  Deferred income taxes                                 7,772             7,485             7,485              7,485
                                                    ---------         ---------         ---------          ---------
    Other Assets                                      231,354           216,993           216,831            216,410
                                                    ---------         ---------         ---------          ---------
  TOTAL ASSETS                                      $ 732,795         $ 724,856         $ 726,595          $ 718,121
                                                    =========         =========         =========          =========

/(1)/ The Debtor's ongoing balance sheet review and reconciliation procedures may reveal additional required balance sheet reclassifications.

NTELOS Inc. (Debtor-In-Possession)
Condensed Consolidated Comparative Balance Sheets/1/
(Amounts in thousands)

                                                                 March 3, 2003  March 31, 2003  April 30, 2003  May 31, 2003
                                                                 -------------  --------------  --------------  ------------
LIABILITIES AND SHAREHOLDERS' DEFICIT

CURRENT LIABILITIES

Liabilities Not Subject to Compromise

 Long-term debt in default and scheduled maturities                $        -     $     2,371      $   2,371       $   2,371
 Accounts payable                                                           -           9,470         10,215          11,029
 Advance payments                                                           -           9,365          9,460           9,860
 Customer deposits                                                          -           2,015          2,111           2,075
 Accrued payroll                                                            -           1,620          2,430           3,241
 Accrued interest                                                           -             459          1,651           1,647
 Deferred revenue                                                           -           1,106          1,153           1,157
 Current income tax payable                                                 -             106            216             391
 Other accrued liabilities                                                  -           1,877          3,520           4,781
                                                                   ----------     -----------      ---------       ---------
   Total Liabilities Not Subject to Compromise                              -          28,389         33,127          36,552

Liabilities Subject to Compromise                                   1,078,175         722,417        720,725         712,708
                                                                   ----------     -----------      ---------       ---------
                                                                    1,078,175         750,806        753,852         749,260
                                                                   ----------     -----------      ---------       ---------

LONG-TERM LIABILITIES
Long-Term Liabilities Not Subject to Compromise

 Long-term Debt                                                        11,958          11,958         11,958          11,958
 Other Long-Term Liabilities
   Retirement benefits                                                      -             287            660             269
   Long-term deferred liabilities                                           -          21,473         21,339          21,367
                                                                   ----------     -----------      ---------       ---------
                                                                       11,958          33,718         33,957          33,594

Long-Term Liabilities Subject to Compromise                                 -          40,916         40,769          40,731
                                                                   ----------     -----------      ---------       ---------
                                                                       11,958          74,634         74,726          74,325
                                                                   ----------     -----------      ---------       ---------

MINORITY INTERESTS                                                        523             503            503             503

Redeemable Convertible Preferred Stock Subject to Compromise                -         298,246        298,246         298,246

SHAREHOLDERS' DEFICIT
 Common Stock                                                         182,380         182,380        182,380         182,380
 Stock warrants                                                        22,874          22,874         22,874          22,874
 Accumulated deficit                                                 (547,749)       (589,673)      (591,072)       (594,553)
 Accumulated other comprehensive loss                                 (15,366)        (14,914)       (14,914)        (14,914)
                                                                   ----------     -----------      ---------       ---------
                                                                     (357,861)       (399,333)      (400,732)       (404,213)
                                                                   ----------     -----------      ---------       ---------
TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT                        $  732,795     $   724,856      $ 726,595       $ 718,121
                                                                   ==========     ===========      =========       =========

/(1)/ The Debtor's ongoing balance sheet review and reconciliation procedures may reveal additional required balance sheet reclassifications.

NTELOS Inc. (Debtor-In-Possession)
Income Statement
2003

                                                            March**            April             May
                                                             Actual            Actual          Actual
                                                         ----------------------------------------------
OPERATING REVENUE
   Wireline Communications                               $   7,901,269    $  8,465,385     $  8,553,274
   Wireless Communications                                  14,437,809      16,511,389       16,310,521
   Other Communication Services                                467,668         529,474          422,989
                                                         ==============================================
     TOTAL OPERATING REVENUES                               22,806,746      25,506,248       25,286,784*

OPERATING EXPENSES
   Cost of sales                                             3,130,969       3,769,040        3,990,444
   Access                                                    1,894,470       1,841,867        1,857,919
   Advertising, marketing and external relations               932,575         767,338          841,191
   Retention                                                   378,887         586,691          729,679
   Cell site                                                 1,204,564       1,324,219        1,347,816
   Contracted services                                         223,335         218,919          223,504
   Directory                                                    66,740          73,952           74,974
   Intercompany eliminations                                  (522,315)       (523,926)        (523,926)*
   Materials & supplies                                        176,182         450,370           26,482
   Operating taxes                                             492,069         494,481          487,039
   Postage & freight                                           122,361         142,312          176,804
   Professional fees                                           124,896         236,881          282,365
   Rent                                                        406,317         480,870          553,918
   Repairs & maintenance                                       284,467         104,736          353,065
   Roamer administration                                        99,792         137,298          119,741
   Salaries, wages & benefits                                                                         -
     Salaries & wages                                        3,083,359       3,712,369        3,706,489
     Capitalized labor                                        (503,055)       (471,652)        (544,664)
     Benefits                                                  901,815       1,146,955        1,138,543
     MIP                                                       221,299         604,694          361,766
   Sal & wages - I/C svcs                                         (510)           (129)            (229)
   Selling expenses                                          1,036,231       1,292,933        1,138,675
   Telephone - wireline & wireless                             268,023         242,913          207,710
   Recruiting, training and T&E                                 65,239         122,394           57,538
   Utilities                                                    73,554         124,820           86,213
   Vehicle                                                      89,650          72,782           29,299
   Corporate and other                                         962,417       1,013,963          995,212
                                                         ==============================================
     TOTAL OPERATING EXPENSES                               15,213,331      17,967,090       17,717,567
                                                         ==============================================
EBITDA Before Allocations                                    7,593,415       7,539,158        7,569,217

Total Allocations                                              (45,220)        (42,844)         (24,056)
                                                         ----------------------------------------------
EBITDA Before Restructuring Charges                          7,638,635       7,582,002        7,593,273

Operational and capital restructuring charges                  334,338               -                -
                                                         ----------------------------------------------
EBITDA                                                       7,304,297       7,582,002        7,593,273

OTHER INCOME/(EXPENSE)
Depreciation & amortization                                 (6,558,804)     (5,650,135)      (7,028,178)
Accretion of asset retirement obligations                     (152,347)        (54,715)         (63,859)
Reorganization items                                       (29,358,383)     (1,070,259)      (1,386,393)
Interest expense                                            (1,830,917)     (2,047,303)      (2,348,032)
Other income/(expense)                                        (104,643)        (47,723)        (139,505)
                                                         ----------------------------------------------
     TOTAL OTHER INCOME/(EXPENSE)                          (38,005,094)     (8,870,135)     (10,965,967)

LOSS FROM CONTINUING OPERATIONS
  BEFORE INC TAXES, MINORITY INTERESTS &
  CUMULATIVE EFFECT OF AN ACCOUNTING CHANGE                (30,700,797)     (1,288,133)      (3,372,694)
 Income taxes                                                  165,013         110,000          109,000
 Minority interests                                            (20,523)              -                -
                                                         ----------------------------------------------
LOSS BEFORE CUMULATIVE EFFECT OF AN
  ACCOUNTING CHANGE                                        (30,845,287)     (1,398,133)      (3,481,694)
                                                         ----------------------------------------------
Cumulative effect of accounting change                      (2,753,405)              -                -
                                                         ----------------------------------------------
NET LOSS BEFORE PREFERRED DIVIDEND                         (33,598,692)     (1,398,133)      (3,481,694)
Reorganization item - accretion of preferred stock           8,325,000               -                -
                                                         ----------------------------------------------
NET LOSS AVAILABLE TO COMMON OWNERS                      $ (41,923,692)   $ (1,398,133)    $ (3,481,694)
                                                         ==============================================

*NOTE: The revenues reflected in this statement have been reduced by I/C revenue eliminations of $.5 million for all periods presented. There is no EBITDA impact from these eliminations.

**Represents the period March 4, 2003 through March 31, 2003.

                          NTELOS Inc. and Subsidiaries
           AS REPORTED Consolidating Income Statement - Current Month
                                  May 31, 2003

                                                    Consolidated    Telephone /1/    Network /2/       CLEC /3/        Internet /4/
                                                    ------------------------------------------------------------------------------
TOTAL OPERATING REVENUES                            $ 25,286,784     $ 4,500,542      $ 736,604       $ 2,336,487      $ 1,511,499

OPERATING EXPENSES
  Cost of sales                                        3,990,444               -              -                 -                -
  Access                                               1,857,919          99,276         30,395           901,475          374,465
  Advertising, marketing & external relations            841,191           2,879            466            31,161           40,968
  Retention                                              729,679               -              -                 -                -
  Cell site                                            1,347,816               -              -                 -                -
  Contracted services                                    223,504          33,731         11,117             3,162                -
  Directory                                               74,974          74,872              -               102                -
  Intercompany eliminations                             (523,926)              -              -                 -                -
  Materials & supplies                                    26,482          14,352          1,622             1,230            1,427
  Operating taxes                                        487,039          59,216         14,628            36,649           18,011
  Postage & freight                                      176,804           2,419             10                85              (27)
  Professional fees                                      282,365          18,159          1,175                 -                -
  Rent                                                   553,918         106,732         28,085            19,632            4,533
  Repairs & maintenance                                  353,065          28,226         31,431             6,183               31
  Roamer administration                                  119,741               -              -                 -                -
  Salaries, wages & benefits                           4,662,134       1,266,386          8,891            99,124           36,145
  Sal & wages - I/C svcs                                    (229)        (60,823)        32,187            40,014           (6,081)
  Selling expenses                                     1,138,675           2,536         11,606            45,849           17,702
  Telephone - wireline & wireless                        207,710          34,363         12,984             2,223            1,293
  Recruiting, training and T&E                            57,538          34,143             39             1,856              883
  Utilities                                               86,213          35,653          3,485               196            1,305
  Vehicle                                                 29,299          23,661          2,163               347            1,365
  Corporate and other                                    995,212          50,247          1,452            10,110            6,208
                                                    ------------------------------------------------------------------------------
  TOTAL OPERATING EXPENSES                            17,717,567       1,826,028        191,736         1,199,398          498,228

  Total Allocations                                      (24,056)       (355,055)       141,446           391,460          332,605

EBITDA before restructuring charges                    7,593,273       3,029,569        403,422           745,629          680,666

  Corporate and operational restructuring charges              -               -              -                 -                -

EBITDA - 2003                                          7,593,273       3,029,569        403,422           745,629          680,666

Depreciation & amortization                           (7,028,178)       (665,058)      (283,315)         (250,883)        (267,447)
Accretion of asset retirement obligations                (63,859)           (944)          (116)           (2,875)               -
Reorganization items                                  (1,386,393)              -              -                 -                -
Interest expense                                      (2,348,032)        (57,716)           (30)             (119)             (54)
Other income/(expense)                                  (139,505)        259,680       (141,668)         (171,518)         (81,690)
                                                    ------------------------------------------------------------------------------
  TOTAL OTHER INCOME/(EXPENSE)                       (10,965,967)       (464,038)      (425,129)         (425,395)        (349,191)

NET INCOME (LOSS) FROM CONTINUING OPERATIONS
    BEFORE INCOME TAXES, MINORITY INTERESTS &
    CUMULATIVE EFFECT OF AN ACCTG CHANGE              (3,372,694)      2,565,531        (21,707)          320,234          331,475

  Income taxes                                           109,000               -              -                 -                -
  Minority interests                                           -               -              -                 -                -
                                                    ------------------------------------------------------------------------------
INCOME (LOSS) BEFORE CUMULATIVE EFFECT OF
    AN ACCOUNTING CHANGE                              (3,481,694)      2,565,531        (21,707)          320,234          331,475
                                                    ------------------------------------------------------------------------------
Cumulative effect of an accounting change                      -               -              -                 -                -
                                                    ------------------------------------------------------------------------------
NET INCOME (LOSS) BEFORE PREFERRED DIVIDEND           (3,481,694)      2,565,531        (21,707)          320,234          331,475
                                                    ------------------------------------------------------------------------------
Redeemable preferred dividend                                  -               -              -                 -                -
                                                    ------------------------------------------------------------------------------
NET INCOME (LOSS) AVAILABLE TO COMMON OWNERS        $ (3,481,694)    $ 2,565,531      $ (21,707)      $   320,234      $   331,475
                                                    ==============================================================================






                                                   Wrless PCS /5/ Other Wrls /6/  Paging /7/  Other /8/  Holding Co /9/  Elim's /10/
                                                   --------------------------------------------------------------------------------
TOTAL OPERATING REVENUES                            $ 16,320,290   $          -    $ 88,213   $ 299,146   $    17,929    $ (523,926)

OPERATING EXPENSES
  Cost of sales                                        3,990,444              -           -           -             -             -
  Access                                                 441,279              -      10,029       1,000             -             -
  Advertising, marketing & external relations            749,252            (78)      3,197         242        13,104             -
  Retention                                              717,770         11,909           -           -             -             -
  Cell site                                            1,334,847              -       7,530       5,439             -             -
  Contracted services                                     38,934         18,470         257       6,775       111,058             -
  Directory                                                    -              -           -           -             -             -
  Intercompany eliminations                                    -              -           -           -             -      (523,926)
  Materials & supplies                                    33,532         10,324           -         739       (36,744)            -
  Operating taxes                                        310,068          7,270           -      10,185        31,012             -
  Postage & freight                                       17,980         24,690           -          61       131,586             -
  Professional fees                                      167,749              -           -       8,634        86,648             -
  Rent                                                   213,905        110,674       1,926      34,077        34,354             -
  Repairs & maintenance                                  213,207         33,780           -       7,843        32,364             -
  Roamer administration                                  106,348         13,393           -           -             -             -
  Salaries, wages & benefits                             998,364      1,049,193          39      71,991     1,132,001             -
  Sal & wages - I/C svcs                                     310              -       2,206      (7,281)         (761)            -
  Selling expenses                                     1,014,148         31,368         286      15,500          (320)            -
  Telephone - wireline & wireless                         49,573         (3,140)        823       5,762       103,829             -
  Recruiting, training and T&E                            (4,274)        19,811           -        (197)        5,277             -
  Utilities                                               21,261         10,946           -       6,220         7,147             -
  Vehicle                                                  7,245          1,385           -       8,508       (15,375)            -
  Corporate and other                                    154,380         17,567           -      16,215       739,033             -
                                                   --------------------------------------------------------------------------------
  TOTAL OPERATING EXPENSES                            10,576,322      1,357,562      26,293     191,713     2,374,213      (523,926)

  Total Allocations                                    2,120,323     (1,214,716)     24,902      65,117    (1,530,138)            -

EBITDA before restructuring charges                    3,623,645       (142,846)     37,018      42,316      (826,146)            -

  Corporate and operational restructuring charges              -              -           -           -             -             -

EBITDA - 2003                                          3,623,645       (142,846)     37,018      42,316      (826,146)            -

Depreciation & amortization                           (5,183,730)       (53,868)     (3,457)    (57,933)     (262,487)            -
Accretion of asset retirement obligations                (46,577)       (13,347)          -           -             -             -
Reorganization items                                           -              -           -           -    (1,386,393)            -
Interest expense                                        (144,809)             -           -         (20)   (2,145,284)            -
Other income/(expense)                                (2,399,963)    (3,796,499)      2,239       7,390     6,182,524             -
                                                   --------------------------------------------------------------------------------
  TOTAL OTHER INCOME/(EXPENSE)                        (7,775,079)    (3,863,714)     (1,218)    (50,563)    2,388,360             -

NET INCOME (LOSS) FROM CONTINUING OPERATIONS
    BEFORE INCOME TAXES, MINORITY INTERESTS &
    CUMULATIVE EFFECT OF AN ACCTG CHANGE              (4,151,434)    (4,006,560)     35,800      (8,247)    1,562,214             -

  Income taxes                                            82,295              -           -           -        26,705             -
  Minority interests                                           -              -           -           -             -             -
                                                   --------------------------------------------------------------------------------
INCOME (LOSS) BEFORE CUMULATIVE EFFECT OF
    AN ACCOUNTING CHANGE                              (4,233,729)    (4,006,560)     35,800      (8,247)    1,535,509             -
                                                   --------------------------------------------------------------------------------
Cumulative effect of an accounting change                      -              -           -           -             -             -
                                                   --------------------------------------------------------------------------------
NET INCOME (LOSS) BEFORE PREFERRED DIVIDEND           (4,233,729)    (4,006,560)     35,800      (8,247)    1,535,509             -
                                                   --------------------------------------------------------------------------------
Redeemable preferred dividend                                  -              -           -           -             -             -
                                                   --------------------------------------------------------------------------------
NET INCOME (LOSS) AVAILABLE TO COMMON OWNERS        $ (4,233,729)  $ (4,006,560)   $ 35,800   $  (8,247)  $ 1,535,509    $        -
                                                   ================================================================================

/1/ The debtors included in this segment are: NTELOS Telephone Inc. and Roanoke & Botetourt Telephone Company.
/2/ The debtors included in this segment are: R&B Network, Inc., NTELOS Network Inc. (VA Network operations), NTELOS Wireless Inc. (WV Network operations owned by NTELOS Wireless Inc.), Virginia Telecommunications Partnership, & VITAL.
/3/ The debtors included in this segment are: R&B Network, Inc.(R&B CLEC operations), NA Communications, Inc., NTELOS Network Inc. (VA CLEC operations), & NTELOS Wireless Inc. (WV CLEC operations which are actually owned by NTELOS Wireless Inc.).
/4/ The debtors included in this segment are: R&B Communications, Inc. (R&B ISP operations), NTELOS Network Inc.(VA ISP operations), NTELOS Cornerstone Inc., & NTELOS Wireless Inc. (WV ISP operations which are actually owned by NTELOS Wireless Inc.).
/5/ The debtors included in this segment are: Richmond 20MHz, LLC, VA RSA 6 Cellular Limited P'ship, Virginia PCS Alliance, L.C., West Virginia PCS Alliance, L.C., & NTELOS PCS North Inc.
/6/ The debtors included in this segment are: NTELOS Wireless Inc. (represents books of Wireless corporate/shared functions).
/7/ The debtors included in this segment are: NTELOS Wireless Inc. (represents the primary paging market operations) & The Beeper Company.
/8/ The debtors included in this segment are: NTELOS Communications Services Inc., NTELOS Cable of Virginia Inc., NTELOS Cable Inc., & R&B Cable, Inc.
/9/ The debtors included in this segment are: NTELOS Inc., & R&B Communications, Inc. (R&B Holding Company operations).
/10/ This segment contains intercompany eliminations only.

NTELOS Inc. (Debtor-in-possession)

Cash Flow Exhibit

Amounts in 000's

                                                                       For the Period:
                                                     Mar 4-31, 2003    Apr 1-30, 2003    May 1-31, 2003
                                                     --------------------------------------------------
OPERATIVE INFLOWS

  HORIZON                                              $  3,000          $  3,000          $  3,000
  AT&T                                                      452               480               455
  CUSTOMER RECEIPTS                                      21,802            22,759            24,408
                                                       --------------------------------------------
  TOTAL INFLOWS                                          25,254            26,239            27,863
                                                       --------------------------------------------
OPERATIVE OUTFLOWS

  Cost of Sales-Handsets & Accessories                   (1,648)           (2,345)           (3,119)
  Advertising & Marketing                                   (67)           (1,023)             (885)
  Rent/Cell Site                                         (1,313)           (1,548)           (1,471)
  Salaries & Benefits                                    (4,049)           (5,070)           (5,294)
  Operating Taxes                                        (1,622)           (1,375)           (2,106)
  Other                                                  (6,219)           (6,588)           (5,858)
                                                       --------------------------------------------
  TOTAL OUTFLOWS                                        (14,918)          (17,948)          (18,733)
                                                       --------------------------------------------
FINANCIAL AND ADVISOR EXPENSES

  INTEREST LTD                                           (1,710)             (727)           (1,884)
  JLL                                                         0                 0                 0
  FCC                                                         0                 0                 0
  RUS/RTB                                                     0                 0                 0
  FEES                                                      (70)                0               (27)
  DEBT REPAYMENT-SR. CREDIT FACILITY                       (250)                0                 0
  ADVISOR & BANK FEES                                      (672)             (257)             (559)
                                                       --------------------------------------------
  TOTAL FINANCIAL AND ADVISOR EXPENSES                   (2,702)             (984)           (2,470)
                                                       --------------------------------------------

OPERATING CASH FLOW BEFORE CAP EX                         7,634             7,306             6,660

TOTAL CAP EX                                               (125)           (5,230)           (3,551)
                                                       --------------------------------------------

OPERATING CASH FLOW                                       7,509             2,076             3,109

INITIAL CASH BALANCE                                     15,953            23,462            25,538
                                                       --------------------------------------------
ENDING CASH BALANCE                                      23,462            25,538            28,647
  Deposits in Transit & other reconciling items           1,377               949             1,377
                                                       --------------------------------------------
  Balance per Financial Statements                     $ 24,839          $ 26,487          $ 30,024
                                                       ============================================

-----------------------------------------
CASE NAME: NTELOS Inc. et al.                                                                   ACCRUAL BASIS-4
-----------------------------------------
CASE NUMBER03-32094-DOT
-----------------------------------------

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                                                    SCHEDULE
ACCOUNTS RECEIVABLE AGING                            AMOUNT         3/31/03         4/30/03         5/31/03
---------------------------------------------------------------------------------------------------------------
1.    0-30                                                      $  21,298,047    $  23,211,543   $  21,640,621
---------------------------------------------------------------------------------------------------------------
2.    31-60                                                        10,980,597       10,242,037      10,299,284
---------------------------------------------------------------------------------------------------------------
3.    61-90                                                         2,087,902        2,122,425       2,244,668
---------------------------------------------------------------------------------------------------------------
4.    91+                                                          19,498,038       20,277,509      21,335,833
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5.    TOTAL ACCOUNTS RECEIVABLE                     33,190,045     53,864,584       55,853,514      55,520,407
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6.    AMOUNT CONSIDERED UNCOLLECTIBLE                              20,621,728       21,499,954      22,321,530
---------------------------------------------------------------------------------------------------------------
7.    ACCOUNTS RECEIVABLE (NET)                  $  33,190,045  $  33,242,856    $  34,353,560   $  33,198,877
---------------------------------------------------------------------------------------------------------------

NTELOS Inc.
Cautionary Statement

The Company cautions readers not to place undue reliance upon the information contained herein. The Monthly Operating Report ("Operating Report") contains unaudited information, and is in a format prescribed by the applicable bankruptcy laws. There can be no assurance that the Operating Report is complete. The Operating Report also contains information for a period which is shorter than those contained in the Company's reports pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"). The information contained in the Operating Report might not be indicative of the Company's financial condition or operating results for the period that would be reflected in the Company's financial statements. Results set forth in the Operating Report should not be viewed as indicative of future results.

Moreover, the Operating Report and other communications from the Company may include forward-looking statements subject to various assumptions regarding the Company's operating performance that may not be realized and are subject to significant business, economic and competitive uncertainties and contingencies, including those described in this report, many of which are beyond the Company's control. Consequently, such matters should not be regarded as a representation or warranty by the Company that such matters will be realized or are indicative of the Company's financial condition or operating results for future periods or the periods covered in the Company's reports pursuant to the Exchange Act. Actual results for such periods may differ materially from the information contained in the Operating Report and the Company undertakes no obligation to update or revise the Operating Report.

The Operating Report, as well as other statements made by representatives of the Company, may contain "forward-looking statements" concerning the Company's future expectations, financial and operating projections, plans, strategies and the trading market for its securities, including the Company's ability to finalize the terms of a plan of reorganization acceptable to the Company's senior noteholders and bank group. Forward-looking statements made by the Company are based on a number of assumptions, estimates and projections. These statements are not guarantees of future performance and involve risks and uncertainties, including those relating to (i) the impact of the bankruptcy filing on the Company's business, (ii) the interest of market makers and others in maintaining an active market for the Company's securities, (iii) the Company's ability to operate under debtor-in-possession financing, (iv) the Company's ability to develop, prosecute, confirm and consummate a plan of reorganization, (v) the Company's ability to maintain vendor, lessor and customer relationships while in bankruptcy, (vi) the additional expenses associated with bankruptcy as well as the possibility of unanticipated expenses, and (vii) market conditions and competition in the communications industry generally and those set forth in documents filed by the Company with the Securities and Exchange Commission, and any significant deviations from these assumptions could cause actual results, performance or achievements of the Company to differ materially from those expressed or implied by such forward-looking statements. The Company undertakes no obligation to revise or update such forward-looking statements to reflect current events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Similarly, these and other factors, including the terms of any reorganization plan ultimately confirmed, can affect the value of the Company's various pre-petition liabilities and securities. At this time, it is not possible to predict the final outcome of the bankruptcy proceedings.